UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 12, 2011

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Indentification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39201
(Address of Principal Executive Offices, including zip code)

(601) 948-4091
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

2011 Employee Inducement Award Plan

On May 12, 2011, the Company’s Board of Directors, upon the recommendation of the Compensation Committee, approved the Parkway Properties, Inc. 2011 Employee Inducement Award Plan (the “2011 Inducement Plan”).  The 2011 Inducement Plan is substantively similar to the Company’s 2010 Omnibus Equity Incentive Plan, approved by the Company’s stockholders on May 13, 2010, however the potential awards under the 2011 Inducement Plan are limited to shares of restricted stock and restricted share units to new employees of the Company as a result of the Company’s combination with Eola Capital LLC and certain of its affiliates (“Eola”).  The awards under the 2011 Inducement Plan will be made in accordance with the employment inducement award exemption provided by Section 303A.08 of the New York Stock Exchange Listed Company Manual.

A copy of the 2011 Inducement Plan has been filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 18, 2011 and is incorporated herein by reference.

Amendment to Exhibit A of the Amended and Restated Agreement of Limited Partnership of Parkway Properties LP

On May 18, 2011, the Company, through it wholly-owned subsidiary, Parkway Properties General Partners, Inc., the general partner of Parkway Properties LP (the “Operating Partnership”), amended Exhibit A of the Operating Partnership’s Amended and Restated Agreement of Limited Partnership, dated July 1, 1998 (“Amendment to Exhibit A”), to permit the issuance of additional units of limited partnership interest in the Operating Partnership with substantially identical economic terms as the additional shares of 8.00% Series D Cumulative Redeemable Preferred Stock issued in connection with the Eola transactions.

The foregoing description of the Amendment to Exhibit A is qualified in its entirety by reference to the Amendment to Exhibit A, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On May 18, 2011, the Company closed the previously announced combination with Eola and the purchase of four additional office properties through Parkway Properties Office Fund II, LP (“Fund II”).  The Eola management company has been contributed to the Company for $32.4 million in cash at closing and Eola’s principals will have the opportunity to earn (i)  up to 1.574 million units of limited partnership interests in the Company’s operating partnership (“OP Units”) through an earn-out arrangement and (ii) up to 226,000 additional OP Units through an earn-up arrangement.  The four Fund II office properties were acquired for an aggregate purchase price of approximately $316.5 million.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the Eola transactions, the Compensation Committee of the Company’s Board of Directors approved the award of 132,043 shares of restricted stock and 17,530 deferred incentive share units pursuant to the 2011 Inducement Plan.  The terms of these inducement awards are consistent with the terms of the FOCUS Plan awards disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2010.

James Heistand has been appointed Executive Chairman of the Board of Directors, effective June 1, 2011 and will receive 12,384 shares of time-based restricted stock, 31,649 shares of performance-based restricted stock related to the FOCUS Plan Absolute Return Goal and 24,769 shares of performance-based restricted stock related to the FOCUS Plan Relative Return Goal.  Henry Pratt was appointed Executive Vice President and Head of Asset Management and Third Party Services on May 18, 2011 and received 3,378 shares of time-based restricted stock, 8,632 shares of performance-based restricted stock related to the FOCUS Plan Absolute Return Goal and 6,755 shares of performance-based restricted stock related to the FOCUS Plan Relative Return Goal.  On May 18, 2011, the Company also awarded 8,006 shares of time-based restricted stock, 36,470 shares of performance-based restricted stock and 17,530 restricted share units to approximately 136 other former employees of Eola who became employees of the Company effective May 18, 2011.

The forms of award agreements for the time-based awards and the performance-based awards for the Absolute Return Goal and Relative Return Goal are attached hereto as Exhibit 10.3, 10.4 and 10.5 and are incorporated by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2011, the Company filed Articles Supplementary with the Department of Assessments and Taxation of the State of Maryland reclassifying and designating 1,046,400 shares (the “Shares”) of 8.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share.  The Shares have the same terms, rights and preferences as the Company’s currently outstanding shares of Series D Preferred Stock, provided, that the first dividend on the Shares will be payable on July 15, 2011 and will cover the partial quarterly period from the date of issuance through June 30, 2011.

The foregoing description is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3 to this Form 8-K and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits.

3	Articles Supplementary, dated May 16, 2011, reclassifying and designating an additional 1,046,400 shares of 8.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share.

10.1	Amendment to Exhibit A dated May 18, 2011 of the Amended and Restated Agreement of Limited Partnership of Parkway Properties LP.

10.2*	Parkway Properties, Inc. 2011 Employee Inducement Award Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 18, 2011).

10.3*	Form of Inducement Award Agreement for FOCUS Plan Time-Based Awards.

10.4*	Form of Inducement Award Agreement for FOCUS Plan Performance-Based Awards (Absolute Return Goal).

10.5*	Form of Inducement Award Agreement for FOCUS Plan Performance-Based Awards (Relative Return Goal).

*Identifies a compensatory plan required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 18, 2011
PARKWAY PROPERTIES, INC.

By:	/s/ Richard G. Hickson IV
Richard G. Hickson IV
Executive Vice President and Chief Financial Officer